     As filed with the Securities and Exchange Commission on March 30, 2001
                                                     Registration No. 333-

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                -----------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                              ---------------------

                                  PEAPOD, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                                    36-4118175
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)

           9933 WOODS DRIVE                              60077
           SKOKIE, ILLINOIS                           (Zip Code)
(Address of principal executive offices)

                                  PEAPOD, INC.
                       YEAR 2000 LONG TERM INCENTIVE PLAN
                         EMPLOYEE INCENTIVE PLAN (2000)
                                 CEO PLAN (2000)
                            (Full title of the plans)

                               ANDREW B. PARKINSON
                             CHIEF FINANCIAL OFFICER
                                  PEAPOD, INC.
                                9933 WOODS DRIVE
                             SKOKIE, ILLINOIS 60077
                                 (847) 583-9400
                      (Name, address, and telephone number,
                   including area code, of agent for service)
                          ----------------------------

                         CALCULATION OF REGISTRATION FEE

-------------------------------------------------------------------------------------------------------------------------------
                                                                      Proposed Maximum     Proposed Maximum
      Title of Securities to be             Amount to be             Offering Price Per   Aggregate Offering      Amount of
            Registered(1)                    Registered                     Share                Price         Registration Fee
-------------------------------------------------------------------------------------------------------------------------------
Common Stock, $.01 par value, to be    4,070,000 shares (2)(3)            $1.2656 (4)        $5,150,992 (4)        $1,287.75
issued under the Year 2000 Long
Term Incentive Plan
-------------------------------------------------------------------------------------------------------------------------------
Common Stock, $.01 par value, to be      560,000 shares (2)               $1.2656 (4)          $708,736 (4)          $177.18
issued under the Employee Incentive
Plan (2000)
-------------------------------------------------------------------------------------------------------------------------------
Common Stock, $.01 par value, to be      250,000 shares (2)               $1.2656 (4)          $316,400 (4)           $79.10
issued under the CEO Plan (2000)
-------------------------------------------------------------------------------------------------------------------------------
         Total:                        4,880,000 shares (2)                                                        $1,544.03
-------------------------------------------------------------------------------------------------------------------------------
Preferred Stock Purchase Rights (4)    4,880,000 rights                      (5)                  (5)                 (5)
-------------------------------------------------------------------------------------------------------------------------------

(1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, as amended (the "Securities Act"), this registration statement also covers an indeterminate amount of interests to be offered pursuant to the Plans described herein.

(2) This registration statement also covers an additional and indeterminate number of shares as may become issuable pursuant to the anti-dilution provisions of the Plans described herein.

(3) Includes 3,000,000 shares that may become available under Section 1.5 of the Year 2000 Long Term Incentive Plan.

(4) Estimated solely for the purpose of calculating the registration fee and, pursuant to Rule 457(h) under the Securities Act of 1933, based upon the average of the high and low sale prices of the Common Stock reported on the Nasdaq National Market on March 27, 2001.

(5) The Preferred Stock Purchase Rights initially are attached to and trade with the shares of Common Stock being registered hereby. Value attributable to such Rights, if any, is reflected in the market price of the Common Stock.

                                     PART II
                           INFORMATION REQUIRED IN THE
                             REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents heretofore filed with the Securities and Exchange Commission (the "Commission") by Peapod, Inc. (the "Company") are incorporated herein by reference:

             (a) The Company's Annual Report on Form 10-K for the year ended December 31, 1999, as amended;

             (b) The Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2000, June 30, 2000 and September 30, 2000, as amended; and

             (c) The Company's Current Reports on Form 8-K filed on April 28, 2000, May 12, 2000, July 7, 2000, September 12, 2000, October 18, 2000 and
     March 2, 2001, as amended; and

             (d) The description of the Common Stock, par value $.01 per share, of the Company and the description of the related Preferred Stock Purchase Rights, which are contained in the Company's Registration Statement on Form 8-A, filed May 12, 1997.

         All documents filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") after the date of this Registration Statement and prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the respective dates of filing of such documents.

ITEM 4.  DESCRIPTION OF SECURITIES.

         Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Reference is made to Section 145 ("Section 145") of the Delaware General Corporation Law (the "Delaware GCL") which provides for indemnification of directors and officers in certain circumstances.

         The Delaware GCL, the Company's Restated Certificate of Incorporation, as amended (the "Charter"), and Restated By-Laws (the "By-Laws) provide for indemnification of the Company's directors and officers for liabilities and expenses that they may incur in such capacities. In general, directors and officers are indemnified with respect to actions taken in good faith in a manner reasonably believed to be in, or not opposed to, the best interests of the Company, and with respect to any criminal action or proceeding, actions that the indemnitee had no reasonable cause to believe were unlawful. Reference is made to the Company's Charter and By-Laws listed as Exhibits 4.1 and 4.3 hereto, respectively.

         In accordance with Section 102(b)(7) of the Delaware GCL, the Company's Charter provides that directors shall not be personally liable for monetary damages for breaches of their fiduciary duty as directors except for (i) breaches of their duty of loyalty to the Company or its stockholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or knowing violations of law, (iii) certain transactions under Section 174 of the Delaware GCL (unlawful payment of dividends) or (iv) transactions from which a director derives an improper personal benefit.

         The Company has indemnity agreements with each of its directors and certain officers, including its executive officers, that require the Company to advance expenses to each such director and officer in the event that a claim is brought against such director or officer with respect to an action for which the Company is obligated to provide indemnification under the Company's Charter and By-Laws.

         The Company maintains directors' and officers' liability insurance coverage.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

ITEM 8.  EXHIBITS.

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
4.1               Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 of the
                  Company's Registration Statement on Form S-1 (No. 333-24341) (the "Registration Statement")).

4.2               Certificate of Amendment of the Restated Certificate of Incorporation of the Company
                  (incorporated by reference to Exhibit 99.1 of the Company's Current Report on Form 8-K filed
                  July 7, 2000).

4.3               Restated By-Laws of the Company (incorporated by reference to Exhibit 99.2 of the Company's
                  Current Report on Form 8-K filed July 7, 2000).

4.4               Certificate of Designation of Series A Junior Participating
                  Preferred Stock (incorporated by reference to Exhibit 4.2 of the Registration Statement).

4.5               Amended and Restated Stockholders Rights Agreement, (incorporated by reference to Exhibit 4.1 of the Company's Quarterly Report on Form 10-Q, as amended, for the quarter ended September 30,
                  2000).

5                 Opinion of Sidley & Austin.

10.1              Year 2000 Long Term Incentive Plan, modified as of July 11, 2000.

10.2              Employee Incentive Plan (2000).

10.3              CEO Plan (2000).

23.1              Consent of KPMG LLP.

23.2              Consent of Sidley & Austin  (contained in Exhibit 5 hereto).

24.1              Powers of Attorney.

ITEM 9.  UNDERTAKINGS.

         (a)      The undersigned registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement;

              (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

              (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

              (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

        PROVIDED, HOWEVER, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or
        Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

                  (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof;

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remained unsold at the termination of the offering.

         (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois on this 29th day of March, 2001.

                    PEAPOD, INC.


                    By:      /s/ Andrew B. Parkinson
                             ___________________________________________________
                            Andrew B. Parkinson
                            Chairman and Chief Financial Officer
                            (authorized officer and principal financial officer)

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated, on this 29th day of March, 2001.

                  SIGNATURE                                TITLE(S)
                  ---------                                --------
 /s/  Andrew B. Parkinson                                  Chairman and Chief Financial Officer
-----------------------------------------------
         Andrew B. Parkinson

                  *                                        President and Chief Executive Officer and Director
------------------------------------------------           (principal executive officer)
         Marc van Gelder

 /s/  Earl W. Rachowicz                                    Vice President and Controller (principal accounting
------------------------------------------------           officer)
         Earl W. Rachowicz

                  *                                        Director
------------------------------------------------
         Drayton McLane, Jr.

                  *                                        Director
------------------------------------------------
         Trygve E. Myhren

                  *                                        Director
------------------------------------------------
         Mark Van Stekelenburg

                  *                                        Director
------------------------------------------------
         Maarten Dorhout Mees

                  *                                        Director
------------------------------------------------
         William J. Grize

                  *                                        Director
------------------------------------------------
         Gary W. Preston

                  *                                        Director
------------------------------------------------
         Marc E. Smith

                  *                                        Director
------------------------------------------------
         Brian Hotarek

                  *                                        Director
------------------------------------------------
         Ronald van Solt













* By:  /s/ Andrew B. Parkinson
      ----------------------------
          Andrew B. Parkinson
          Attorney-in-Fact

                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION OF EXHIBIT
-------           ----------------------
4.1               Restated  Certificate of Incorporation  of the Company  (incorporated by reference to Exhibit 3.1 of  the  Company's  Registration  Statement  on  Form  S-1  (No.  333-24341)  (the  "Registration
                  Statement")).

4.2               Certificate of Amendment of the Restated Certificate of Incorporation of the Company
                  (incorporated by reference to Exhibit 99.1 of the Company's Current Report on Form 8-K filed
                  July 7, 2000).

4.3               Restated By-Laws of the Company (incorporated by reference to Exhibit 99.2 of the Company's
                  Current Report on Form 8-K filed July 7, 2000).

4.4               Certificate of Designation of Series A Junior Participating
                  Preferred Stock (incorporated by reference to Exhibit 4.2 of the Registration Statement).

4.5               Amended and Restated Stockholders Rights Agreement, (incorporated by reference to Exhibit 4.1 of the Company's Quarterly Report on Form 10-Q, as amended, for the quarter ended September 30,
                  2000).

5*                Opinion of Sidley & Austin.

10.1*             Year 2000 Long Term Incentive Plan, modified as of July 11, 2000.

10.2*             Employee Incentive Plan (2000).

10.3*             CEO Plan (2000).

23.1*             Consent of KPMG LLP.

23.2              Consent of Sidley & Austin  (contained in Exhibit 5 hereto).

24.1*             Powers of Attorney.

------------------------
*Filed herewith